SUPPLEMENT DATED MAY 1, 2006 TO THE
                          FIRST INVESTORS INCOME FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 CASH MANAGEMENT
                                   GOVERNMENT
                                INVESTMENT GRADE
                                 FUND FOR INCOME

                             DATED JANUARY 30, 2006


1. The information regarding Appendix B is deleted in its entirety and replaced with the following:


                                   APPENDIX B

             INVESTMENT POLICIES OF THE FIRST INVESTORS INCOME FUNDS

          The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund's prospectus. Each Fund's investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.

          Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). As defined by the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

          Each Fund's investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board of Trustees ("Board") without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a Fund's assets will not cause a violation of the Fund's investment policies.

          FUNDAMENTAL POLICIES:
          --------------------

          EACH FUND MAY NOT:

          (1) Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

          (2) Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

          (3) Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

          (4) Except for the Cash Management Fund and except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more that 10% of the outstanding voting securities of that issuer.

          The Cash Management Fund may not purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

          (5) Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

          (6) Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

          (7) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies) and options on financial futures contracts
(including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

          (8) Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities or in connection with investments in other investment companies.

          NON-FUNDAMENTAL POLICIES:
          -------------------------

The FUND FOR INCOME has adopted the following non-fundamental investment policy, which may be changed without shareholder approval:

         (1) The Fund may invest in credit-linked securities, provided that (1) the issuers of such securities are not registered as investment companies under the 1940 Act, (2) no more than 10% of the Fund's net assets is invested in credit-linked securities, and (3) the Fund does not purchase more than 3% of the outstanding voting securities issued by any company that would be an investment company, but for the exemption provided by Section 3(c)(7) of the 1940 Act.